Exhibit 10.2

THIS CONVERTIBLE SUBORDINATED PROMISSORY NOTE AND THE INDEBTEDNESS EVIDENCED HEREBY ARE SUBORDINATE IN THE MANNER AND TO THE EXTENT SET FORTH HEREIN TO CERTAIN INDEBTEDNESS OWED BY ORION HEALTHCORP, INC. TO HEALTHCARE BUSINESS CREDIT CORPORATION

The securities represented by this Convertible Subordinated Promissory Note and the securities issuable upon conversion hereof have not been registered or qualified under the Securities Act of 1933, as amended (the "Securities Act"), or under the provisions of any applicable state or foreign securities laws, but have been, and will be, acquired by the Holder hereof for purposes of investment and in reliance on statutory exemptions under the Securities Act and under any applicable state securities laws. These securities and the securities issued upon conversion hereof may not be sold, pledged, transferred or assigned, nor may this Convertible Subordinated Promissory Note be converted, except in a transaction which is exempt under provisions of the Securities Act and any applicable state or foreign securities laws or pursuant to an effective registration statement; and in the case of an exemption, only if the Company has received an opinion of counsel satisfactory to the Company that such transaction does not require registration of any such securities.

                    CONVERTIBLE SUBORDINATED PROMISSORY NOTE

Up to $225,000.00                                                   June 1, 2005

     FOR VALUE RECEIVED, ORION HEALTHCORP, INC., a Delaware corporation (the "Company"), hereby promises to pay to the order of BRANTLEY PARTNERS IV, L.P. ("Payee") and any other person who becomes a holder of this Convertible Subordinated Promissory Note (being referred to hereinafter as the "Holder"), without grace, at the Holder's address or at such other place as the Holder may designate to the Company in writing (unless this Convertible Subordinated Promissory Note shall have been converted as set forth herein), on April 19, 2006 (the "Maturity Date"), the sum of Two Hundred Twenty-Five Thousand Dollars ($225,000.00); provided, however, that if the Maturity Date is not a day on which banks are open for business (a "Business Day"), the Maturity Date shall be the next succeeding Business Day. This Convertible Subordinated Promissory Note and any note issued in substitution for this note in accordance with the provisions hereof are referred to herein as the "Note." The unpaid principal amount actually outstanding under this Note shall accrue from and after April 19, 2005 (the date the monies were originally advanced to the Company by Payee) and bear simple interest at a per annum rate equal to nine percent (9%), with interest payable in arrears on the Maturity Date. The interest shall not compound. Interest shall be calculated on the basis of actual days elapsed over a 365-day year. Payment of the outstanding principal and interest accrued and unpaid on the Note shall be made in lawful tender of the United States. Payments shall be credited first to accrued and unpaid interest and the remainder to outstanding principal.

I.   Prepayment
     ----------

     The indebtedness evidenced by this Note may be prepaid, in full or in part, at any time; provided that the Company shall pay all accrued but unpaid interest on the indebtedness evidenced hereby concurrently with its prepayment of the outstanding principal balance of such indebtedness. In the event that the Company elects to prepay all or part of the unpaid principal balance evidenced hereby, such payment shall be made in cash.

II.  Events of Default
     -----------------

     An Event of Default shall be deemed to have occurred in the event that (A) the Company defaults in the payment of principal or interest on this Note when the same becomes due and payable, which failure has continued unremedied for a period of fifteen (15) days after receipt of written notice of such failure; (B) the Company shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to it or its debts under the federal bankruptcy laws, as now constituted or hereafter amended, or under any other bankruptcy, insolvency, or similar law now or hereafter in effect; (C) the Company shall suffer the commencement of an involuntary case or other proceeding seeking liquidation, reorganization or other relief with respect to it or its debts under the federal bankruptcy laws, as now constituted or hereafter amended, or under any other bankruptcy, insolvency or similar law now or hereafter in effect, and such case or other proceeding shall not be vacated or dismissed within sixty (60) days after its commencement; (D) the Company shall suffer the entry of an order for relief by any court having jurisdiction in the premises in any involuntary bankruptcy case under the federal bankruptcy laws, as now constituted or hereafter amended; or (E) the Company shall suspend business, or consent to or suffer a receiver, trustee, liquidator or custodian to be appointed for it or for all or a significant portion of any of their respective assets or affairs (each, an "Event of Default"). Upon and after an Event of Default, or should the Company fail to pay any principal amount hereunder or to make any interest payment hereunder when due, the outstanding principal balance hereunder shall continue to bear interest at a per annum interest rate equal to nine percent (9%) per annum (non-compounding).

III. Acceleration
     ------------

     If an Event of Default occurs and is continuing, the Holder by notice to the Company may declare the principal of this Note to be due and payable immediately. Upon such declaration, such principal shall be due and payable immediately.

IV.  Exchange; Conversion
     --------------------

     A.   Conversion Option
          -----------------

     Notwithstanding anything to the contrary herein, and subject to the approval of the Board of Directors of the Company, including a majority of the directors who are not affiliates of the Holder, and such other approvals as may be required, the principal and interest on this Note may be exchanged for other subordinated debt, obligations or equity securities of the Company. Without limiting the generality of the foregoing, and subject to the approval of the Board of Directors of the Company, including a majority of the directors who are not affiliates of the Holder, and such other approvals as may be required, on or after the Maturity Date the Holder shall have the right to convert (the "Conversion Option") all, or any portion, of the outstanding principal balance of this Note, plus interest thereon accrued and unpaid to and including the Conversion Date (as defined below), into shares of the Company's Class A common stock (the "Class A Common Stock"). The number of shares of Class A Common Stock issuable upon conversion of this Note shall be equal to the number obtained by dividing (x) the aggregate amount of principal and interest to be converted by
(y) the Conversion Price (as defined below); provided, however, the number of shares issuable upon conversion of this Note shall not exceed the lesser of: (i) 254,597 shares of Class A Common Stock, or (ii) 3.6% of the then outstanding Class A Common Stock. The shares of Class A Common Stock issuable upon conversion of this Note are referred to hereinafter as the "Conversion Securities." In order to exercise its Conversion Option, which exercise shall be irrevocable, the Holder shall surrender this Note to the Company, accompanied by a written statement indicating that the Holder is exercising its Conversion Option (the "Conversion Notice") and stating the aggregate amount of principal and interest under this Note to be converted. The date that the Company receives the Conversion Notice shall be the "Conversion Date." If the Holder exercises its Conversion Option, the Holder shall receive a certificate for the number of full shares of Conversion Securities issuable upon conversion of this Note in accordance with this section.

     Any conversion hereunder shall be deemed to have been made at the close of business on the Conversion Date, so that the rights of the Holder as the Note holder shall cease at such time and the Note shall thereafter represent the right to receive a certificate representing the Conversion Securities. The Holder shall not have any rights as a holder of the Conversion Securities, other than as provided herein, until such time as such holder has surrendered the Note. Further, no dividends or other distributions declared or made after the Conversion Date, with respect to the shares of Class A Common Stock with a record date after the Conversion Date, shall be paid to the Holder until the Holder shall surrender this Note to the Company and the Conversion Securities shall have been issued. Subject to applicable law, following surrender of this Note, there shall be paid to the record holder of the certificates representing whole shares of the Class A Common Stock issued in conversion therefor, without interest, at the time of such surrender, the amount of dividends or other distributions with a record date after the Conversion Date theretofore paid with respect to such whole shares of the Conversion Securities.

     B.   Conversion Price.
          -----------------

     The "Conversion Price" shall be $1.042825 per share. If the Company shall at any time or from time to time after the date of this Note, and prior to the Maturity Date or Conversion Date, effect a subdivision or combination of the outstanding shares of its Class A Common Stock, the Conversion Price then in effect with respect to this Note immediately before that subdivision or combination shall be proportionately adjusted by multiplying the then Conversion Price by a fraction, (i) the numerator of which shall be the number of shares of Class A Common Stock issued and outstanding immediately prior to such subdivision or combination, and (ii) the denominator of which shall be the number of shares of Class A Common Stock issued and outstanding immediately after such subdivision or combination. Any adjustment under this subparagraph
(B) shall become effective at the close of business on the date the subdivision or combination becomes effective.

     C.   Fractional Shares
          -----------------

     The Company shall not be required to issue any fraction of a share in connection with the conversion of this Note, but in any case where the Holder of this Note would, except for the provisions of this paragraph, be entitled under the terms of this Note to receive a fraction of a share upon the conversion of this Note, the Company shall pay a sum in cash in respect of any fraction of a share that would otherwise be issuable upon the surrender of this Note. The amount of such cash payable shall be based upon the fair market value of the Class A Common Stock, as determined in good faith by the Company's Board of Directors, including a majority of the directors who are not affiliates of the Holder.

     D.   Shares Issuable Upon Conversion.
          -------------------------------

     The Company covenants and agrees that all Conversion Securities that may be issued upon the conversion of this Note will, upon issuance in accordance with the terms hereof, be duly and validly issued and fully paid and nonassessable. The Holder shall have no rights as a stockholder of the Company with respect to the Conversion Securities covered by this Note until the date of issuance of such Conversion Securities.

     E.   Merger or Reorganization
          ------------------------

     In the event of any capital reorganization of the Company, or any reclassification of the Class A Common Stock, or the consolidation of the Company with, or the merger of the Company into, any other entity or of the sale of all or substantially all of the assets of the Company to any other entity (each, a "Significant Event"), this Note shall, after such Significant Event, entitle the Holder to receive upon conversion that number of shares of stock or other securities, property or cash of the Company, or of the corporation resulting from such consolidation or surviving such merger or to which such sale shall be made, as the case may be, to which the Holder would have been entitled had this Note been converted into Class A Common Stock immediately prior to such Significant Event; and in any such event, the provisions of this subsection with respect to the rights and interests thereafter of the Holder shall be appropriately adjusted so as to be applicable, as nearly as may reasonably be, to any shares of stock or other securities or any property thereafter deliverable on the conversion of this Note. Notwithstanding the provisions of
Section III.B. above, in the event of a Significant Event, the Conversion Price shall be adjusted by the Company's Board of Directors, including a majority of the directors who are not affiliates of the Holder, in an equitable manner to reflect such changes.

V.   Other Remedies
     --------------

     If an Event of Default occurs and is continuing, the Holder may pursue any available remedy by proceeding at law or in equity to collect the payment of principal on this Note. Except as otherwise provided by law, a delay or omission by the Holder in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. No remedy is exclusive of any other remedy. All available remedies are cumulative.

VI.  Transferability of Note
     -----------------------

     A.   Restrictions on Transfer
          ------------------------

     THIS NOTE HAS BEEN, AND THE CONVERSION SECURITIES WILL BE, ISSUED AND SOLD IN RELIANCE UPON EXEMPTIONS FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND APPROPRIATE EXEMPTIONS FROM REGISTRATION UNDER THE SECURITIES LAWS OF ALL APPLICABLE JURISDICTIONS. THIS NOTE AND THE CONVERSION SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD OR TRANSFERRED OTHER THAN PURSUANT TO AN EFFECTIVE REGISTRATION OR AN EXEMPTION FROM REGISTRATION AND OTHER THAN IN COMPLIANCE WITH THE TERMS HEREOF. THE COMPANY SHALL BE ENTITLED TO REQUIRE AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT WITH RESPECT TO COMPLIANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED.

     B.   Transferability
          ---------------

     This Note may not be transferred without the prior written consent of the Company and then only if the Note is subsequently registered under the Securities Act of 1933, as amended, or an exemption from such registration is available.

     C.   Accredited Investor Status
          --------------------------

     The Holder represents that it is an "accredited investor" as that term is defined in Section 2(a)(15)(ii) and Rule 501 of the Securities Act.

VII. Junior Unsecured Loan
     ---------------------

     The Holder hereby agrees that the indebtedness represented by this Note shall be subordinated and subject in all respects, including in right of payment to the prior indefeasible payment in full in cash or immediately available funds of all Senior Indebtedness (as hereinafter defined). The indebtedness represented by this Note shall rank pari passu with the Company's general unsecured trade debt, and with the principal of, accrued and unpaid interest on and all fees and other amounts owed by the Company to Payee, pursuant to the Convertible Subordinated Promissory Note dated June 1, 2005, in the original principal amount of $1,025,000 (the "First Note").

     As used herein, the term "Senior Indebtedness" shall mean the principal of, accrued and unpaid interest on and all fees and other amounts owing in connection with the indebtedness of the Company, its subsidiaries and affiliates, if any, for borrowed money (whether currently outstanding or waived after the date hereof) other than the First Note, including without limitation amounts borrowed from Healthcare Business Credit Corporation and the affiliates, successors and assigns or any commercial bank or other lending institution which replaces Healthcare Business Credit Corporation, a secured lender to the Company (the "Senior Lender").

     No payment on account of principal, interest or other amount owing on this Note (whether in prepayment or on or after the Maturity Date), shall be made if either, (i) at the time of such payment or immediately after giving effect thereto, there shall have occurred and be continuing a default, with respect to any particular Senior Indebtedness, which default shall not have been cured or waived, or (ii) the Senior Lender shall not have previously granted its written consent to the making of such payment. Exchange of the indebtedness represented by this Note for other subordinated debt, obligations or equity securities of the Company pursuant to the terms of this Note shall not be deemed payment on account of principal, interest or other amount owing on this Note requiring the consent of the Senior Lender, except to the extent expressly provided in the agreements between the Company and the Senior Lender.

     Upon any distribution of assets of the Company, whether in cash, properties or securities, or any payment by the Company or any liquidating trustee or to creditors in connection with any dissolution or winding up or assignment for the benefit of creditors or any total or partial liquidation or reorganization of the Company, whether voluntary or involuntary, in bankruptcy, insolvency, receivership or other similar proceedings, (i) all amounts then due upon all Senior Indebtedness (including all interest accruing thereon after the commencement of such proceeding, whether or not allowed or allowable as a claim therein) shall first be indefeasibly paid in full in cash, before any payment or distribution is made on account of this Note, (ii) any payment or distribution, whether in cash, property or securities which, but for the terms hereof, otherwise would be payable or deliverable in respect of the obligations owing under this Note, shall be paid or delivered directly to the holders of the Senior Indebtedness until all Senior Indebtedness is indefeasibly paid in full in cash; (iii) the Holder agrees not to initiate or prosecute any claim, action or other proceeding challenging the enforceability of the Senior Indebtedness or any liens and security interests securing the Senior Indebtedness; and (iv) the Holder agrees to execute, verify, deliver and file any proofs of claim in respect of the obligation owing under this Note in connection with any such proceeding and hereby irrevocably authorizes, empowers and appoints the holders of the Senior Indebtedness as its agent and attorney-in-fact to (A) execute, verify, deliver and file such proofs of claim upon the failure of the Holder promptly to do so (and, in any event, prior to ten (10) days before the expiration of the time to file any such proof of claim) and (B) vote such claim in any such proceeding upon the failure of the Holder to do so prior to ten (10) days before the expiration of the time to vote any such claim; provided, however, that the holders of the Senior Indebtedness shall have no obligation to execute, verify, deliver, file and/or vote any such proof of claim. The Senior Indebtedness shall continue to be treated as Senior Indebtedness and the provisions of this Note shall continue to govern the relative rights and priorities of the holders of the Senior Indebtedness and the Holder even if all or part of the Senior Indebtedness or the security interest securing the Senior Indebtedness are subordinated, set aside, avoided or disallowed in connection with any such proceeding and the provisions of this Note shall be reinstated if at any time any payment of any of the Senior Indebtedness is rescinded or must otherwise be returned by any holder of Senior Indebtedness or any representative of such holder. In the event that, notwithstanding the foregoing, any payment or distribution of assets prohibited by the foregoing or by Subsection (c) above shall be received by Holder before all Senior Indebtedness is indefeasibly paid in full in cash, such payment or distribution shall be received and held in trust for, and shall be promptly paid over or delivered to the holders of Senior Indebtedness or their representative, as their respective interest may appear, for application to the payment of all Senior Indebtedness remaining unpaid to the extent necessary to indefeasibly pay all Senior Indebtedness in full in cash.

     The rights of the Holder shall be subrogated to the rights of the holders of Senior Indebtedness to receive payment or distributions of cash, property or securities of the Company applicable to the Senior Indebtedness; provided, however, that no payment or distribution to the holders of the Senior Indebtedness pursuant to the provisions of this Note shall entitle the Holder to exercise any rights of subrogation in respect thereof until the Senior Indebtedness shall have indefeasibly been paid in full in cash.

     The Company shall be permitted to modify the Senior Indebtedness or incur additional Senior Indebtedness, including increasing principal amounts owing and interest rates chargeable thereunder and changing the manner, amount and time for payments thereunder, and to incur additional indebtedness on a senior and/or secured basis at any time, without notice to the Holder.

     The Holder agrees to execute an intercreditor or subordination agreement with terms and conditions consistent with the subordination provisions of this Note or otherwise reasonable under the circumstances, if required by the holders of the Senior Indebtedness, and to take all such other reasonable action as the holders of the Senior Indebtedness may request in order to enable such holders to enforce their rights hereunder.

     The holders of the Senior Indebtedness may foreclose on their security interests securing payment of the Senior Indebtedness in any manner that they, in their sole discretion, may elect even though a higher price might have been obtained had such security interest been foreclosed upon in another manner. The Holder waives any requirement that the holders of the Senior Indebtedness protest, secure, perfect or insure any security interest or lien on any property subject thereto or exhaust any right or take any action against the Company. The right of any present or future holder of Senior Indebtedness to enforce subordination of this Note pursuant to the provisions of this Note shall not at any time be prejudiced or impaired by any act or failure to act on the part of the Company or any such holder of Senior Indebtedness, including but not limited to any application of any sums by whomsoever paid or however realized to the Senior Indebtedness, or any amendment of the amount, manner, place or terms of payment of the Senior Indebtedness, or any extension of the time of payment of or renewal of the Senior Indebtedness, or any forbearance, waiver, consent, compromise, amendment, extension, renewal, or taking or release of security of or in respect of any Senior Indebtedness or by non-compliance by the Company with the terms of such subordination regardless of any knowledge thereof with which such holders may have or otherwise be charged.

     The holders of the Senior Indebtedness are hereby authorized to demand specific performance of the subordination provisions contained in this Note at any time when the Holder shall have failed to comply with any of the subordination provisions contained in this Note applicable to it. The Holder hereby irrevocably waives any defense based on the adequacy of a remedy at law, which might be asserted as a bar to such remedy of specific performance.

     Each current and future holder of Senior Indebtedness, whether now outstanding or hereafter created, incurred, assumed or guaranteed, shall be deemed to have acquired the Senior Indebtedness in reliance on the subordination provisions contained in this Note, which are made for the benefit of all such holders and their successors, assigns and participants, and in this regard all such holders shall be third party beneficiaries of this Note.

     This Note shall not at any time be secured by the assets or properties of the Company.

     Subject to the foregoing subordination provisions, the Holder shall be entitled to take collection or enforcement action with respect to amounts due hereunder.

VIII. Miscellaneous
      -------------

     Presentment for payment, demand protest and notice of demand, notice of dishonor and notice of nonpayment and all other notices are hereby waived by the Company. No failure to accelerate the debt evidenced hereby by reason of an Event of Default hereunder, and no indulgence that may be granted from time to time, shall be construed (i) as a novation of this Note or as a reinstatement of the indebtedness evidenced hereby or as a waiver of such right of acceleration or of the right of the Holder thereafter to insist upon strict compliance with the terms of this Note, or (ii) to prevent the exercise of such right of acceleration or any other right granted hereunder or by the laws of the State of Georgia; and the Company hereby expressly waives the benefit of any statute or rule of law or equity now provided or that may hereafter be provided that would produce a result contrary to or in conflict with the foregoing. No extension of the time for the payment of this Note shall operate to release, discharge, modify, change or affect the original liability of the Company under this Note, either in whole or in part, unless the Holder agrees otherwise in writing. This Note may not be changed orally, but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

     None of the rights or remedies of the Holder are to be deemed waived or affected by failure to delay to exercise the same. All remedies conferred upon the Holder by this Note or any other instrument or agreement shall be cumulative and none is exclusive, and such remedies may be exercised concurrently or consecutively at the Holder's option.

     All representations and warranties of the Company and the Holder contained in this Note shall survive the execution and delivery of this Note and shall continue in full force and effect thereafter until the earlier of the date on which all principal and interest hereunder has been paid in full or until the date that is one year after the date of exercise in full of the Conversion Option. All covenants and agreements of the Company and the Holder contained in this Note shall survive the execution and delivery of this Note and shall continue in full force and effect thereafter in accordance with the terms hereof.

     All notices, demands or other communications hereunder shall be in writing and shall be deemed given when delivered personally, mailed by certified mail, return receipt requested, sent by overnight courier service or telecopied (transmission confirmed), or otherwise actually delivered (i) if to the Holder, to the address set forth below, or to such other address as may have been furnished to the Company by the Holder in writing and (ii) if to the Company, to the address set forth below or to such other address as may have been furnished to the Holder by the Company in writing.

     Time is of the essence of this Note.


     This Note shall be governed by and construed in accordance with the laws of the State of Georgia.


     This Note may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one in the same instrument, and facsimile transmissions of the signatures provided for below may be relied upon, and shall have the same force and effect, as the originals of such signatures.


                                          ORION HEALTHCORP, INC.


                                          By: /s/ Terrence L. Bauer
                                              ---------------------
                                          Name: Terrence L. Bauer
                                          Title: Chief Executive Officer

                                          Address:
                                          -------

                                          1805 Old Alabama Road, Suite 350
                                          Roswell, Georgia 30076

                                          BRANTLEY PARTNERS IV, L.P.

                                          By: Brantley Venture Management IV,
                                              L.P., its general partner

                                          By: /s/ Paul H. Cascio
                                          Name: Paul H. Cascio
                                          Title: General Partner

                                          Address:
                                          -------

                                          Lakepoint
                                          3201 Enterprise Parkway, Suite 350
                                          Beachwood, Ohio 44122